Exhibit 10.17

FIRST AMENDMENT TO AMENDED

AND RESTATED LICENSE AGREEMENT

            THIS FIRST AMENDMENT TO Amended and Restated License Agreement (this “Amendment”) is made as of January 1, 2011, between Clear Channel Identity, Inc., a Texas corporation (“Owner”), and Outdoor Management Services, Inc., a Nevada corporation (“Licensee”).

Recitals

            Owner and Licensee are parties to an Amended and Restated License Agreement for the use of intellectual property (the “Agreement”) dated November 10, 2005, and desire to amend the Agreement as set forth herein.

Agreement

            NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged and confirmed, the parties agree as follows:

1.                  Amendments.  Effective as of the date hereof, Owner and Licensee hereby amend the Agreement to delete the current section 2 titled Territory in its entirety and to amend and restate section 2 as follows:

2.         Territory.  The territory of the License shall be worldwide, including use of the Marks on the Internet in connection with its normal business operations.

2.                  Miscellaneous.  Capitalized terms used herein and not defined shall have the respective meanings set forth in the Agreement.  Except as expressly set forth herein, the Agreement has not been amended or modified and remains in full force and effect.  This Amendment may be executed in separate counterparts each of which shall be deemed an original but which together shall constitute one instrument.

[SIGNATURE PAGE FOLLOWS]

Exhibit 10.17

SIGNATURE PAGE TO FIRST AMENDMENT TO

AMENDED AND RESTATED LICENSE AGREEMENT

            IN WITNESS WHEREOF, the parties have duly executed this Amendment on January 14, 2014, to be effective as of the date first set forth above.

OWNER:                                             CLEAR CHANNEL IDENTITY, INC.

                                                            By:_/s/ Hamlet T. Newsom, Jr.________________

                                                            Name:  Hamlet T. Newsom Jr.

                                                            Title: Vice President & Associate General Counsel

LICENSEE:                                         OUTDOOR MANAGEMENT SERVICES, INC.

                                                            By:__/s/ Scott T. Bick_____________________

                                                            Name:  Scott T. Bick

                                                            Title:   Senior Vice President, Tax